UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VERTICAL DATA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

VERTICAL DATA INC.

1980 Festival Plaza Drive, Suite 300

Las Vegas, Nevada 89135

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 27, 2026

To the Stockholders of Vertical Data Inc.:

We hereby notify you that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Vertical Data Inc., a Nevada corporation (the “Company”), will be held on August 27, 2026 at 10:00 a.m. (local time), at the Company’s principal place of business, located at 1980 Festival Plaza Drive, Suite 300, Las Vegas, Nevada 89135.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

1. Proposal 1 — Election of Directors. To elect the three (3) nominees for director named in the accompanying proxy statement to the Company’s Board of Directors (the “Board”) until such director’s successor is duly elected and qualified (the “Election of Directors”);

2. Proposal 2 — Ratification of the Company’s Independent Registered Public Accounting Firm. To ratify the appointment of Simon & Edward LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 (the “Auditor Ratification Proposal”).

3. Proposal 3 — Approval of the Amended and Restated Bylaws. To approve the Vertical Data Inc. Amended and Restated Bylaws (the “Amended and Restated Bylaws Proposal”); and

4. Proposal 4 — Approval of Adjournment of the Annual Meeting. To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Amended and Restated Bylaws Proposal (the “Adjournment Proposal”).

Other Business. In addition, the Company will transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board has fixed the close of business on July 28, 2026 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of the Annual Meeting. Only holders of record of the Company’s Common Stock as of the Record Date are entitled to notice of and to vote at the Annual Meeting.

The Company has prepared a complete list of holders of the Common Stock entitled to vote at the Annual Meeting, arranged in alphabetical order for each such stockholder and showing the address of each such stockholder and the number of shares of Common Stock registered in each such stockholder’s name, which list will be open to the examination by any stockholder entitled to vote at the Annual Meeting for a period of at least ten (10) days prior to the Annual Meeting during ordinary business hours, and during the whole time of the Annual Meeting, in each case in the manner and to the extent required by law. The list of holders will be made available during normal business hours at the Company’s principal place of business, located at 1980 Festival Plaza Drive, Suite 300, Las Vegas, Nevada 89135.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 27, 2026:

THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2025, ARE AVAILABLE ELECTRONICALLY AT https://vote.colonialstock.com/VDTA2026.

Along with the attached Proxy Statement, the Company is sending to you its Annual Report on Form 10-K for the year ended September 30, 2025. Such annual report, which includes the Company’s audited financial statements, is not to be regarded as proxy solicitation material.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy as soon as possible. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the postage-prepaid envelope provided, or by submitting your proxy electronically via the Internet or by telephone by following the instructions on the proxy card.

By Order of the Board of Directors,

/s/ Deven Soni

Deven Soni
Chairman of the Board of Directors, President and Chief Executive Officer
Las Vegas, Nevada
August [●], 2026

i

VERTICAL DATA INC.

1980 Festival Plaza Drive, Suite 300

Las Vegas, Nevada 89135

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 27, 2026

GENERAL INFORMATION

This Proxy Statement is being furnished to holders of shares of common stock, $0.001 par value per share (the “Common Stock”) of Vertical Data Inc., a Nevada corporation (“we,” “us,” “our,” “Vertical Data” or the “Company”), in connection with the solicitation of proxies on behalf of our Board of Directors (the “Board of Directors”) for use at our 2026 Annual Meeting of Stockholders to be held on August 27, 2026 at 10:00 a.m. (local time), at the Company’s principal place of business, located at 1980 Festival Plaza Drive, Suite 300, Las Vegas, Nevada 89135, and at any adjournment or postponement of our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The purpose of the Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the Annual Meeting.

The Notice of Annual Meeting of Stockholders, this Proxy Statement, and a proxy card, together with our Annual Report on Form 10-K for the year ended September 30, 2025 (the “2025 Annual Report”), are being mailed to our stockholders on or about August 7, 2026. The 2025 Annual Report, which includes our audited financial statements, is not to be regarded as proxy solicitation material. We will bear the cost of our solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, or facsimile by our directors, officers, or employees, who will receive no additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we will reimburse those custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses incurred by them in doing so.

The Board of Directors is soliciting votes (1) FOR each of the three (3) nominees for director named in this Proxy Statement for election to our Board of Directors (“Proposal 1”); (2) FOR the ratification of the appointment of Simon & Edward LLP as our independent registered public accounting firm for the year ending September 30, 2026 (“Proposal 2”); (3) FOR the approval of the Amended and Restated Bylaws (“Proposal 3”); and (4) FOR the adjournment of the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 3 (“Proposal 4”).

2026 ANNUAL MEETING ADMISSION

Our Board of Directors has fixed the close of business on July 28, 2026 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of the Annual Meeting. All stockholders who own shares of Common Stock as of the Record Date are welcome to attend the Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the Record Date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you will be required to present proof of your ownership of our Common Stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the Annual Meeting.

INFORMATION ABOUT VOTING

Why am I receiving these materials?

Our Board of Directors is providing these proxy materials to you in connection with our Annual Meeting, which is scheduled to take place on August 27, 2026.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

What items of business will be voted on at the Annual Meeting?

The four (4) items of business scheduled to be voted on at the Annual Meeting are:

(1)	Proposal 1 — the election of the three (3) nominees for director named in this Proxy Statement to our Board of Directors until such director’s successor is duly elected and qualified (Proposal 1 or the “Election of Directors”);

(2)	Proposal 2 — the ratification of the appointment of Simon & Edward LLP as our independent registered public accounting firm for the year ending September 30, 2026 (Proposal 2 or the “Auditor Ratification Proposal”);

(3)	Proposal 3 — the approval of the Vertical Data Inc. Amended and Restated Bylaws (Proposal 3 or the “Amended and Restated Bylaws Proposal”); and

(4)	Proposal 4 — a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 3—the Amended and Restated Bylaws (Proposal 4 or the “Adjournment Proposal”).

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares: (1) FOR each of the three (3) nominees named herein with respect to the Election of Directors; (2) FOR the Auditor Ratification Proposal; (3) FOR the Amended and Restated Bylaws Proposal; and (4) FOR the Adjournment Proposal.

Who is entitled to vote?

Only stockholders who own our Common Stock as of the close of business on the Record Date, which is July 28, 2026, will be entitled to vote at the Annual Meeting.

How many shares are outstanding and how many votes is each share entitled?

On the Record Date, 14,301,477 shares of Common Stock were issued and outstanding. Only holders of record of our Common Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof, with each share being entitled to one vote on each matter.

What is a quorum and why is it necessary?

Conducting business at the Annual Meeting requires a quorum. Under Nevada Revised Statutes (“NRS”) Section 78.320 and the Company’s Bylaws, the holders of a majority of the shares of stock issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or, in the case of a beneficial owner, if one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes (which result when your shares are held in “street name,” your broker does not have discretion to vote such shares and you do not tell the nominee how to vote your shares, as described in detail below) are treated as present for purposes of determining whether a quorum exists. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially. If your shares are registered directly in your name with our transfer agent, Colonial Stock Transfer, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to Mr. Deven Soni, our Chairman, President and Chief Executive Officer, or to vote in person at the meeting. The Board of Directors has enclosed a proxy card for stockholders of record to use to grant a voting proxy.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote. Since you are not the stockholder of record, however, you may not vote these shares in person at the meeting unless you obtain from the broker or nominee that holds your shares a valid proxy giving you the right to vote the shares. Your broker or nominee should have enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares. If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion if a matter is considered “routine,” such as Proposal 2. Proposals 1, 3 and 4 are not considered to be “routine” matters. If you hold your shares in street name and you do not instruct your broker how to vote for any of Proposals 1, 3 and 4, no votes will be cast on your behalf for such non-routine matters for which you have not provided voting instructions. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on these non-routine proposals. See “What is a broker non-vote and an abstention?” included below.

May I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you own Common Stock as of the close of business on the Record Date or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares beneficially through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting. The Annual Meeting will begin promptly at 10:00 a.m. (local time). Check-in will begin at 9:30 a.m., and you should allow ample time for the check-in procedures.

How do I vote my shares?

If you are a stockholder of record, you may vote in any of the following ways:

By Internet: Visit the website indicated on your proxy card and follow the instructions.

By Telephone: Call the telephone number indicated on your proxy card and follow the instructions.

By Mail: Complete, sign, date and return the enclosed proxy card in the postage-prepaid envelope provided.

At the Meeting: Attend the Annual Meeting virtually and vote electronically during the meeting as indicated on your proxy card.

If you hold your shares through a broker, bank or other nominee (i.e., in “street name”), you should follow the voting instructions provided by your broker, bank or other nominee.

Can I change or revoke my vote?

Yes. If you are a stockholder of record, you may revoke your proxy at any time before the vote is taken at the Annual Meeting by: (1) delivering a written notice of revocation to our Corporate Secretary at the Company’s principal executive offices; (2) submitting a later-dated proxy by Internet, telephone or mail; or (3) attending the virtual Annual Meeting and voting electronically. Attendance at the Annual Meeting will not, by itself, constitute revocation of a proxy. If your shares are held in street name, you should contact your broker, bank or other nominee for instructions on how to revoke your proxy.

If your shares are held by your broker or bank as nominee or agent, you should follow the instructions provided by your broker or bank.

What is a broker non-vote?

A broker non-vote occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Under applicable rules, brokers have discretionary authority to vote on “routine” matters, such as the ratification of the appointment of an independent registered public accounting firm (Proposal 2), but do not have discretionary authority to vote on “non-routine” matters, such as the election of directors (Proposal 1), the approval of the Amended and Restated Bylaws (Proposal 3), or the adjournment proposal (Proposal 4). If the broker, bank or other nominee holding shares on behalf of a beneficial owner does not receive instructions from you on how to vote your shares on a “non-routine” matter, that organization does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What is an abstention?

An abstention occurs when a stockholder withholds such stockholder’s vote by checking the “abstain” box on the proxy card, or similarly elects to abstain via voting on the Internet or by telephone. To abstain means to choose not to vote. Because an abstaining member expresses neither approval nor disapproval, an abstention is structurally the absence of a vote rather than a ballot cast. Our Bylaws provide that (i) elections of directors are determined by a plurality of the votes cast, and (ii) except as otherwise required by law, all other matters are determined by a majority of the votes cast affirmatively or negatively. Since all four (4) of the proposals at the Annual Meeting apply a “votes cast” standard (see below: What vote is required to approve each proposal?), abstentions will have no effect on the outcome of any proposal described in this proxy statement.

The effect of broker non-votes and abstentions on the proposals described in this proxy statement?

Abstentions and broker non-votes are treated as present for purposes of determining whether a quorum exists. However, broker non-votes and abstentions do not represent votes cast “FOR” or “AGAINST” a proposal and will have no effect on any proposal described in this proxy statement, as each such proposal is determined by reference to the votes actually cast by the shares present in person or by proxy at the meeting and entitled to vote.

What vote is required to approve each proposal?

Proposal 1 — Election of Directors: Directors are elected by a plurality of the votes cast. The nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 2 — Ratification of the Company’s Independent Registered Public Accounting Firm: Approval requires a majority of the votes cast affirmatively by the holders of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 3 — Approval of the Amended and Restated Bylaws: Approval requires a majority of the votes cast affirmatively by the holders of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 4 — Adjournment of the Annual Meeting: Approval requires a majority of the votes cast affirmatively by the holders of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Where can I find the voting results of the Annual Meeting?

We intend to announce the voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K that will be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four (4) business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Mr. Deven Soni, our Chairman, President and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the person named as proxy holder will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Who will count the votes?

One or more inspectors of election will tabulate the votes.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within our business or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Who will bear the cost of soliciting votes for the Annual Meeting?

The Board of Directors is making this solicitation on our behalf, and we will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation.

How does the Board recommend I vote?

The Board unanimously recommends that you vote:

●	“FOR” the election of each of the three (3) director nominees named in this proxy statement (Proposal 1);

●	“FOR” the ratification of Simon & Edward LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 (Proposal 2);

●	“FOR” the approval of the Vertical Data Inc. Amended and Restated Bylaws (Proposal 3); and

●	“FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate (Proposal 4).

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact our Corporate Secretary at Vertical Data Inc., 1980 Festival Plaza Drive, Suite 300, Las Vegas, Nevada 89135 or by phone at (888) 462-3453.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Positions(s)	Director Since
Deven Soni	46	Chairman, President and Chief Executive Officer	2024
David Hackett	61	Director	2024
Jaime Leverton	48	Director	2024

Each director nominee currently serves as a director of the Company. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the three (3) nominees named above to constitute the entire Board of Directors. All of the nominees have consented to being named in this Proxy Statement and to serve as a director if elected. At the time of the Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the Board of Directors designates. The Board of Directors believes that it is in the best interests of the Company to elect the above-described nominees.

Term of Office

All directors hold office until the next annual meeting of the stockholders of the company and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of our Board of Directors.

INFORMATION ABOUT THE NOMINEES

Below is certain information regarding our directors.

Deven Soni is our Chairman, President, Chief Executive Officer and Director and has served in that capacity since May 3, 2024. Mr. Soni, age 46, combines over 20 years of experience in senior management within the investment and technology industries, following a 2-year career as an investment banker at Lazard (2002-2004). From 2006 to 2008, he was an Investment Professional at Goldman Sachs, focusing on technology buyouts and venture capital, and from 2008 to 2010, he held a similar role at Highland Capital Partners. Mr. Soni co-founded Wired Investors (2016-2022), a tech-focused buyout firm, and Acquira (2018-2022), a business acquisition vehicle. He served as Founding COO at Tokens.com (2021-2023), a blockchain infrastructure company, and co-founded Snowball Industries in 2020, an HVAC roll-up. Currently, Mr. Soni is Chairman of the Board at Matador Gold Technologies (2022-Present) and serves on the boards of Snowball Industries (2020-Present), and Polymath Research Inc. (2017-Present). He holds a Bachelor of Science degree in Business Administration from the University of California, Berkeley (1998-2001).

Mr. Soni brings to our Board of Directors significant strategic, business and financial experience related to the business and financial issues facing companies that distribute computer and information technology systems. Mr. Soni has a broad understanding of the financial markets as well as financial statements. Through his services as our President and Chief Executive Officer, he has developed extensive knowledge of our business.

David Hackett serves on our Board of Directors and has served in that capacity since July 1, 2024. Mr. Hackett, age 61, has over 20 years of experience in senior management as a Director and/or Chief Financial Officer. He was previously the Chief Financial Officer of 48North Cannabis Corp., a licensed cannabis producer (TSXV:NRTH); Mavencare Inc., providing personalized home care services to keep seniors safe and independent at home; Coupgon Inc, Canada’s first fully digital grocery coupon solution (sold to a joint venture between Yellow Pages and CGI), and Diversinet Corp., a Nasdaq and TSXV listed company, specializing in the infrastructure that wireless software applications need for secure, confidential and authenticated data exchanges. He is also currently a Director of Ayurcann Holdings Corp., a licensed producer under the Cannabis Act (Canada); Polymath Research Inc., a software development company and Belmont House Foundation, a long-term care facility. Mr. Hackett is a CA, CPA and holds an MBA from the Ivey Business School at the Western University.

Mr. Hackett brings to our Board of Directors significant strategic, business and financial experience related to the business and financial issues facing companies that distribute computer and information technology systems. Mr. Hackett has a broad understanding of the financial markets, financial statements as well as generally accepted accounting principles. Having served as a board member on other public company boards, Mr. Hackett has an extensive understanding of the operational, financial and strategic issues facing public companies.

Jaime Leverton serves on our Board of Directors and has served in that capacity since July 1, 2024. Ms. Leverton, age 48, has over 24 years of experience in senior management within the technology and digital infrastructure industries. She has held leadership roles at prominent companies, including IBM (2000-2009), Bell Canada (2010-2014), BlackBerry (2014-2016), National Bank of Canada (2016-2017), Cogeco Peer 1 (2017-2019), and eStruxture Data Centers (2019-2020). Most recently, she served as Chief Executive Officer of Nasdaq-listed Hut 8 Mining Corp. (2020-2024), where she led strategic transformation and growth. Ms. Leverton is currently the Chief Executive Officer of Ulys Holdings (2024-Present) and Chairperson of Synteq Digital (2024-Present). She holds a Bachelor of Social Science from the University of Ottawa, an MBA from Dalhousie University, and an ICD.D designation from the Rotman School of Management.

Ms. Leverton brings to our Board of Directors significant strategic, business and financial experience related to the business and financial issues facing companies that distribute computer and information technology systems. Ms. Leverton has a broad understanding of the operational, financial and strategic issues facing technology and data center companies. Her leadership experience as an executive officer further qualifies her to serve as a member of our Board of Directors.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Under Nevada law, stockholders do not have the right to cumulate their votes in the election of directors unless provided in the Articles of Incorporation. The Company’s Articles of Incorporation do not provide for cumulative voting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE YOUR SHARES “FOR” THE ELECTION OF EACH OF THESE NOMINEES.

Information Regarding the Board of Directors and CORPORATE Governance

Conflicts of Interest

At times, certain directors and officers of the Company are also, or may become, involved with additional, fiduciary, contractual or other obligations or duties to one or more other entities pursuant to which such officer or director is or will be required to present a business combination opportunity to such entities. In such event, the Company intends to ensure there is no direct conflict of interest.

Code of Ethics & Conduct

On September 12, 2024, the Board of Directors adopted a Code of Ethics & Conduct, which applies to all of our employees, officers, directors, contractors, and business partners worldwide. It serves as a guide for ethical decision-making and outlines the behavior expected in all interactions. The Code of Ethics & Conduct is a written standard designed to deter wrongdoing and to promote:

●	honest and ethical conduct;
●	full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements;
●	compliance with applicable laws, rules and regulations;
●	the prompt reporting of any violation of the code; and
●	accountability for adherence to the code.

A copy of our Code of Ethics & Business can be found at the following SEC website: sec.gov/Archives/edgar/data/2033264/000164117225008151/ex14-1.htm.

Family Relationships

There are no family relationships among and between the issuer’s directors, officers, persons nominated or chosen by the issuer to become directors or officers, or beneficial owners of more than ten percent of any class of the issuer’s equity securities.

Involvement in Certain Legal Proceedings

From time to time, we may become involved in litigation relating to claims arising out of operations in the normal course of business. There are no legal proceedings, government actions, administrative actions, investigations or claims currently pending against us or that involve the Company or any of its affiliates which, in the opinion of the management, would require disclosure.

Committees of the Board of Directors

Our Board currently consists of three directors, two of which are considered independent (David Hackett and Jaime Leverton). While the Company has established an Audit Committee, consisting of Mr. Hackett and Ms. Leverton, we have not established a Compensation Committee or a Nominating and Governance Committee. While we are not currently listed on a national securities exchange, we apply the definition of independence and “Independent Director” as set forth in the Nasdaq Listing Rules of the Nasdaq Stock Market.

Concurrently with having sufficient members and resources, we intend to increase the number of directors that serve on our Board and will establish a separate Compensation Committee and Nominating and Governance Committee, each in accordance with the listing requirements of the Nasdaq Stock Market. Given the size of our company and the scope of our business, we believe that we will need a minimum of five (5) directors to have effective committee systems, of which at least three (3) will be independent. The Audit Committee reviews the results and scope of the audit and other services provided by the Company’s independent auditors and reviews and evaluates the system of internal controls. The Compensation Committee will manage any stock option plan we may establish, including the Vertical Data Inc. 2024 Incentive Plan, and review and recommend compensation arrangements for our officers. The Nominating and Governance committee will perform several functions, including identifying qualified individuals to become members of the Board and recommending appointments to the Board and appointment of executive officers. No final determination has yet been made as to the memberships of the Compensation Committee and Nominating and Governance Committee or when we will have sufficient members to establish committees.

We reimburse all directors for any expenses incurred in attending directors’ meetings, provided that we have the resources to pay these fees. We have also obtained officers’ and directors’ liability insurance for certain officers and the directors of the Company.

Risk Oversight

One of the Board of Directors’ key functions is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee but rather administers this oversight function directly through the Board of Directors as a whole. In particular, the Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Board of Directors has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Board of Directors also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function at the time of its establishment. Our Board of Directors monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Board of Directors assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board and Committee Meetings and Attendance

During the year ended September 30, 2025, the Board of Directors held eight (8) meetings. Each director attended at least seventy-five percent (75%) of the aggregate of all meetings of the Board of Directors.

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of the Board of Directors to be present at our annual meetings of stockholders (assuming that we hold in-person annual meetings in any given year).

Stockholder Communication with Directors

Stockholders may direct any communications intended for the Board of Directors to our Corporate Secretary by mail to Vertical Data Inc., 1980 Festival Plaza Drive, Suite 300, Las Vegas, Nevada 89135.

This centralized process assists the Board of Directors in reviewing and responding to stockholder communications in an appropriate manner. If a stockholder wishes to direct any communication to a specific member of the Board of Directors, the name of that member of the Board of Directors should be noted in the communication. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors and persons who beneficially own more than ten percent (10%) of our Common Stock outstanding to file initial statements of beneficial ownership of common stock (Form 3) and statements of changes in beneficial ownership of common stock (Forms 4 or 5) with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all such forms they file.

Based solely upon review of Forms 3, 4 and 5 (and amendments thereto) filed electronically with the SEC by our executive officers and directors owning more than 10% of our Common Stock and upon any written representations received from the executive officers and directors, to our knowledge we believe that all Section 16(a) filing requirements were met timely in fiscal year 2025.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table summarizes all compensation for the two fiscal years ended September 30, 2025 earned by our “Executive Officers.”

Name and principal position	Year[1]	Salary ($)	Stock Awards ($)	Option Awards ($)[2]	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Deven Soni, Chairman, President and Chief Executive Officer	2025	$164,000	—	58,200	—	—	30,000	$252,200
	2024	$60,000	—	1,177,500	—	—	—	$1,237,500
Christopher Creatura, Chief Financial Officer[3]	2025	$165,000	—	68,713	—	—	—	$233,713
	2024	$60,000	—	363,750	—	—	—	$423,750
Chris Johnson, Chief Sales Officer[4]	2025	$75,000	—	—	—	—	—	$75,000
	2024	—	—	242,500	—	—	—	$242,500

(1) The Company was formed on May 3, 2024.

(2) For information regarding the assumptions made in determining the fair value of the granted options please refer to the footnotes to the Company’s consolidated financial statements included in the Company’s Annual Report for the fiscal year ended September 30, 2025.

(3) For Christopher Creatura, $60,000 of his 2025 salary was accrued for as of September 30, 2025.

(4) Chris Johnson, former Chief Sales Officer, separated from the Company during August 2025. As a result, the separation options that were granted during the year were subsequently cancelled.

Narrative Disclosure to Summary Compensation Table

On July 1, 2024, we entered into an employment agreement with Mr. Deven Soni for his services as our Chief Executive Officer and President. The agreement is for a period of five years and renews automatically thereafter for subsequent one-year terms. Pursuant to the agreement, Mr. Soni received a base salary of $120,000 from July 1, 2024, to December 31, 2024. Effective January 1, 2025, the Base Salary increased to $180,000 per year. He has an opportunity to receive performance-based compensation in the amount of 50% of his base salary, and in no event less than $40,000, based upon the achievement of annual performance goals established by the Board or the Compensation Committee of the Board. In addition, Mr. Soni was also granted 1,500,000 options during July of 2024. The options vest ratably over a three-year period (with 1/3rd vesting at each anniversary of the grant date) and do not contain any provision that could cause the exercise price to be lowered. In January 2025, the Company granted Mr. Soni an additional 120,000 stock options as his performance bonus for fiscal year 2024. The options vested immediately upon grant. He is also eligible to participate in any long-term incentive compensation programs that become available to our executive officers. Mr. Soni has 14 days of paid vacation per calendar year (prorated for partial years) in accordance with the Company’s vacation policies, as in effect from time to time. To the extent permitted under applicable law, Mr. Soni’s vacation time that accrues during any given year may not roll over to a subsequent year. Mr. Soni is further entitled to participate in other benefit plans made available to our employees and executive officers from time to time.

On July 1, 2024, we entered into a consultant agreement with Mr. Creatura for his services as our Chief Financial Officer. Pursuant to the agreement, Mr. Creatura received a base fee of $120,000 from July 1, 2024, to December 31, 2024. Effective January 1, 2025, the base fee increased to $180,000 per year. He has an opportunity to receive performance-based compensation in the amount of 50% of his base fee, and in no event less than $40,000, based upon the achievement of annual performance goals established by the Board or the Compensation Committee. In addition, Mr. Creatura was also granted 750,000 options during July of 2024. The options vest ratably over a three-year period (with 1/3rd vesting at each anniversary of the grant date) and do not contain any provision that could cause the exercise price to be lowered. In January 2025, the Company granted Mr. Creatura an additional 120,000 stock options as his performance bonus for fiscal year 2024. The options vested immediately upon grant. In addition, during January 2025, the Company granted Mr. Creatura 21,677 stock options in recognition of services rendered during fiscal year 2024. These options also vested immediately upon grant. He is also eligible to participate in any long-term incentive compensation programs that become available to our executive officers.

On July 1, 2024, we entered into a consultant agreement with Mr. Christopher Johnson for his services as Chief Sales Officer. Pursuant to the agreement, Mr. Johnson received a base fee of $180,000 beginning January 1, 2025. Additionally, he received a commission on sales he originated. He had an opportunity to receive performance-based compensation in cash or shares based on gross profit targets. During the period ended September 30, 2025, Mr. Johnson received a $78,080 commission for sales of equipment to customers. In addition, Mr. Johnson was also granted 500,000 options during July of 2024. The options vested ratably over a three-year period (with 1/3rd vesting at each anniversary of the grant date) and did not contain any provision that could cause the exercise price to be lowered. In January 2025, the Company granted Mr. Johnson 2,000,000 stock options. The options vested ratably over a three-year period (with 1/3rd vesting at each anniversary of the grant date). He was also eligible to participate in any long-term incentive compensation programs that become available to our executive officers. Mr. Johnson’s consulting agreement with the Company terminated in August 2025. As a result of his separation from the Company, all unvested stock options were automatically cancelled in accordance with the terms of his option agreement, and Mr. Johnson did not retain any rights to the unvested portion of the award.

Outstanding Equity Awards at Fiscal Year-End Table

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market Value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Deven Soni	703,333	—	916,667	$0.05	July 1, 2034 through January 1, 2035	—	—	—	—
Chris Creatura	433,434	—	458,243	$0.05	July 1, 2034	—	—	—	—

Director Compensation

The Company’s directors did not receive any compensation during our fiscal year ended September 30, 2025.

Pay Versus Performance, Clawback Policy and Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

As an “emerging growth company,” as defined in Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), we are not required to provide the information in Items 402(v), 402(w), and 402(x), respectively, of Regulation S-K promulgated under the Securities Act.

Compensation Committee Interlocks and Insider Participation and Compensation Committee Report

As a “smaller reporting company,” as defined by Item 10(f)(1) of Regulation S-K, we are not required to provide the information in Item 407(e)(4)-(5) of Regulation S-K promulgated under the Securities Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Pursuant to the requirements of Item 403 of Regulation S-K, the Company has provided the security ownership information of certain beneficial owners and management as of July 28, 2026 as follows:

Security Ownership of Certain Beneficial Owners

Title of class[1]	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of Class[2]
Common Stock	AASD Capital LLC (Deven Soni) 1887 Whitney Mesa Dr. #9810 Henderson, NV 89014, USA²	2,654,850	18.56%
Common Stock	Hamble International Inc. (Trevor Koverko) Financial Services Center Suite 1 Ground Floor c/o Trident Corp Services (Barbados) Ltd Saint Michaels, Barbados BB14004[3]	1,900,000	13.28%
Common Stock	Tiger Trout Capital Puerto Rico LLC (Allan Masley) 1357 Ashford Ave. Ste 2-267 San Juan, PR USA 907	830,000	5.80%

(1) Based on the Company having an aggregate of 14,301,477 shares of Common Stock outstanding as of the date of the Record Date.

(2) Amount includes 786,000 shares with respect to which such listed beneficial owner has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act.

(3) These 1,900,000 shares of Common Stock were transferred from TDK Cashflow Ltd. to Hamble International Inc., both of which are entities controlled by Trevor Koverko.

Security Ownership of Management

Title of class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of Class
Common Stock	Deven Soni¹	2,654,850	18.56%
Common Stock	Christopher Creatura	1,101,229	7.70%
Common Stock	David Hackett	357,500	2.50%
Common Stock	Jaime Leverton	259,552	1.81%
Common Stock	Directors and Executive Officers as a group	4,373,131	30.58%

(1) Amount includes 786,000 shares with respect to which the person has the right to acquire beneficial ownership as specified in Rule 13d-3(d)(1) under the Exchange Act.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Simon & Edward LLP (“Simon & Edward”), an independent registered accounting firm, to audit the books and financial records of the Company for the year ending September 30, 2026. Vertical Data is asking its stockholders to ratify the appointment of Simon & Edward as Vertical Data’s independent registered public accounting firm for fiscal 2026.

A representative of Simon & Edward is expected to be present either in person or via teleconference at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of Simon & Edward by our stockholders is not required by law, our Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Change in Certifying Accountant

We were notified that Simon & Edward LLP acquired, effective as of June 15, 2026, the attest business of BCRG Group, Inc. (“BCRG”). As a result, on June 24, 2026, the Audit Committee of the Company’s Board of Directors simultaneously dismissed BCRG as the Company’s independent registered public accounting firm and approved the appointment of Simon & Edward as the Company’s new independent registered public accounting firm. The services previously provided by BCRG are now provided by Simon & Edward, including conducting an audit of our financial statements for the year ended September 30, 2026.

BCRG’s audit report on the Company’s consolidated financial statements for the fiscal years ended September 30, 2025 and 2024 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent years ended September 30, 2025 and 2024 and the subsequent interim period through June 24, 2026, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BCRG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BCRG, would have caused BCRG to make reference to the subject matter of the disagreements in connection with BCRG’s reports on the Company’s financial statements, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Prior to engaging Simon & Edward, neither the Company nor anyone acting on its behalf consulted Simon & Edward regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that Simon & Edward concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

We provided BCRG with our disclosures in the Current Report on Form 8-K, dated June 24, 2026 and filed with the SEC on June 26, 2026 (the “June 2026 Form 8-K”), disclosing the resignation of BCRG and our engagement of Simon & Edward and requested BCRG to furnish a letter addressed to the SEC stating whether or not it agreed with such disclosures. A copy of BCRG’s letter, dated June 24, 2026, was filed as Exhibit 16.1 to the June 2026 Form 8-K.

Vote Required

Approval of the Auditor Ratification Proposal requires a majority of the votes cast affirmatively by the holders of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Ratification of the appointment of Simon & Edward by our stockholders is not required by law, our Bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF SIMON & EDWARD LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON SEPTEMBER 30, 2026.

AUDIT FEES AND ALL OTHER FEES

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate fees including expenses billed to us for the years ended September 30, 2025 and 2024 by BCRG Group.

	September 30,
	2025	2024
Audit Fees	$66,000	$—
Tax Fees	—	—
Total Fees (1)(2)	$66,000	$—

(1)	Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

(2)	As stated above, on June 24, 2026, the Audit Committee simultaneously dismissed BCRG as the Company’s independent registered public accounting firm and approved the appointment of Simon & Edward as the Company’s new independent registered public accounting firm. The services previously provided by BCRG will now be provided by S&E.

Audit Committee Pre-Approval Policy and Procedures

It is our policy that all audit and non-audit services to be performed by our independent registered public accounting firm be approved in advance by the Audit Committee. The Audit Committee will not approve the engagement of our independent registered public accounting firm to perform any service that such firm would be prohibited from providing under the rules and regulations of the SEC and the applicable Nasdaq Marketplace Rules (even though we are not currently listed on Nasdaq). In assessing whether to approve use of our independent registered public accounting firm for permitted non-audit services, the Audit Committee tries to minimize relationships that could impair the objectivity of such firm. The Audit Committee will approve permitted non-audit services by our independent registered public accounting firm only when it will be more effective or economical to have such services provided by such firm and where the nature of the services will not impair such firm’s independence. During the fiscal years ended September 30, 2025 and 2024, all audit services performed by our independent registered public accounting firm were approved in advance by the Audit Committee, and there were no non-audit services.

AUDIT COMMITTEE REPORT(1)

The Audit Committee was formed in 2024 and oversees the Company’s financial reporting process and compliance with the Sarbanes-Oxley Act of 2002 on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K for the year ended September 30, 2025 (the “2025 Annual Report on Form 10-K”) with our management and our independent registered public accounting firm for such year, BCRG Group, Inc. (“BCRG”).

Regarding the Company’s fiscal year ended September 30, 2025, with respect to the Company’s audited financial statements, management of the Company represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed those financial statements with management. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

The Audit Committee received the written disclosures from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence. Discussions With Audit Committees), as modified or supplemented, and discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2025, be included in the Company’s Annual Report on Form 10-K for that fiscal year.

This report has been furnished by the Audit Committee of our Board of Directors.

Members of the Audit Committee:

David Hackett

Jaime Leverton

(1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3

APPROVAL OF THE VERTICAL DATA INC. AMENDED AND RESTATED BYLAWS

Our Board is requesting that our stockholders approve the Vertical Data Inc. Amended and Restated Bylaws attached as Appendix A to this proxy statement (the “Amended and Restated Bylaws”). The Company believes that adopting the Amended and Restated Bylaws is in the best interest of the Company and its stockholders as this form of bylaws is more appropriate, and represents current best practices, for a company whose securities are listed on a national securities exchange, such as the Nasdaq Stock Market or the New York Stock Exchange, or trade on the over-the-counter (“OTC”) market.

Overview of the Proposed Amended and Restated Bylaws

The following description of the proposed form of Amended and Restated Bylaws is a summary and does not purport to be complete. It is subject to and qualified in its entirety by reference to a copy of the proposed Amended and Restated Bylaws attached as Appendix A to this proxy statement. We encourage you to read the form of Amended and Restated Bylaws and the applicable provisions of the Nevada Revised Statutes (as amended from time to time, “NRS”) referred to therein, for additional information.

Corporate Offices

The Company’s principal executive office is set by Board resolution, with the Board retaining full authority to relocate it, and the Company may maintain other offices within or outside Nevada as its business requires.

Stockholder Meetings

Annual meetings for electing directors are held at a time set by the Board, Chief Executive Officer, or Chair, and any of them may postpone, reschedule, or cancel a previously scheduled annual meeting. Special meetings may be called by the Chair or a majority of the Board. Written notice of meetings must be given between 10 and 60 days before the meeting date, and may be delivered by mail or electronic transmission. A quorum requires holders of a majority of outstanding shares of each voting class, present in person or by proxy. The Board may authorize meetings to be held solely by remote communication, subject to identity-verification and participation safeguards. Notably, stockholders may not take action by written consent — action must occur at a duly noticed annual or special meeting.

Directors are elected by a plurality of votes cast (subject to any Preferred Stock rights), while other stockholder matters generally require the affirmative vote of a majority of shares present and entitled to vote, unless the Board requires a larger vote. Proxies are valid for up to six months (or a longer stated period, up to seven years), and may be irrevocable if coupled with an interest sufficient in law.

The Amended and Restated Bylaws include detailed advance-notice procedures for stockholders wishing to nominate directors (Section 14) or bring other business before an annual meeting (Section 15), generally requiring notice not less than 90 nor more than 120 days before the anniversary of the prior year’s annual meeting, along with extensive disclosure requirements about the nominee and the nominating stockholder (including beneficial ownership, derivative instruments, and voting arrangements). The Amended and Restated Bylaws also incorporate SEC Rule 14a-19 “universal proxy” compliance requirements, disregarding proxies solicited by a stockholder who fails to satisfy those rules.

Conduct of Stockholder Meetings

The meetings of the stockholders shall be presided over by the Chairman of the Board, or if he or she is not present, by the Chief Executive Officer, or if he or she is not present, by the President, or if none of the Chairman of the Board, the Chief Executive Officer or the President is present, by a chairman elected by a resolution adopted by the majority of the Board. The Secretary will act as secretary of the meeting, but in the Secretary’s absence, and the absence of any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

The order of business at each meeting shall be as determined by the chair of the meeting. The chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, (i) the establishment of procedures for the maintenance of order and safety, (ii) limitation on participation in the meeting to stockholders of record of the Company, their duly authorized and constituted proxies and such other persons as the chair of the meeting shall permit, (iii) limitation on the time allotted for consideration of each agenda item and for questions or comments by meeting participants, (iv) restrictions on entry to such meeting after the time prescribed for the commencement thereof and (v) the opening and closing of the voting polls.

Quorum

The Amended and Restated Bylaws provide that the holders of one-third of the outstanding shares of each class of stock of the Company entitled to vote at the meeting, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, then either the chair of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in the Amended and Restated Bylaws, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the withdrawal of enough stockholders to leave less than a quorum.

Board of Directors

The Board must consist of at least one director, each serving a one-year term until a successor is elected. Directors may resign in writing at any time, and a director (or the entire Board) may be removed with or without cause by a vote of at least two-thirds of the voting power of the applicable class. Vacancies are filled by a majority vote of remaining directors elected by the relevant stockholders. Regular Board meetings occur at least annually, and special meetings may be called by the Chair, President, or a majority of directors, with at least 24 hours’ notice required (except when notice is waived or all directors are present). A majority of directors constitutes a quorum, and Board action requires an affirmative majority vote of those present. The Board may act without a meeting by unanimous written consent, and directors may participate remotely by conference technology. The Board may also establish committees and may compensate directors for their service.

Removal of Directors

The Amended and Restated Bylaws provide that any director or the entire Board may at any time be removed effective immediately, with or without cause, by the vote, either in person or represented by proxy, of not less than two-thirds of the voting power of the issued and outstanding shares of stock of the class or classes that elected such director and entitled to vote at a special meeting held for such purpose or by the written consent of not less than two-thirds (2/3) of the voting power of the issued and outstanding shares of stock of the class or classes that elected such director, which is the lowest permitted voting threshold for director removal permitted under the NRS.

Officers

Officers include a Chair of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, and Treasurer (or equivalents), with additional officers (Vice Presidents, Assistant Secretaries, etc.) appointable at the Board’s discretion. One person may hold multiple offices. Officers serve one-year terms and may be removed with or without cause by the Board. The Amended and Restated Bylaws describe the customary duties of the Chair, Chief Executive Officer, President, Chief Financial Officer, Secretary, and Treasurer, each generally empowered to execute corporate instruments and perform duties assigned by the Board.

Stock and Corporate Records

Stockholders are entitled to certificates (unless the Board authorizes uncertificated shares), which may bear facsimile signatures, and lost certificates may be replaced subject to Board-imposed conditions such as an indemnity bond. Stock transfers occur upon surrender of a properly endorsed certificate. Record dates for meetings, written consents, and distributions are governed by specific timing rules (e.g., a record date may not precede the resolution date and generally may not be more than 60 days before the relevant action). The Company may treat the registered holder of shares as the exclusive owner for voting and distribution purposes.

Contracts, Fiscal Year, Notice, and Seal

Authorized officers may execute contracts and financial instruments on the Company’s behalf. The fiscal year is set by Board resolution. Written or electronic waivers of notice are treated as equivalent to actual notice, and attendance at a meeting generally constitutes a waiver. The Board may adopt a corporate seal referencing Nevada.

Proxies

The Amended and Restated Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years. Under the NRS, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

Forum Adjudication for Disputes

Unless the Company consents in writing to the selection of an alternative forum, the courts of the State of Nevada shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any director, officer, employee or agent of the Company arising pursuant to any provision of the NRS, the Articles of Incorporation or the Amended and Restated Bylaws, or (iv) any action asserting a claim against the Company or any director, officer, employee or agent of the Company governed by the internal affairs doctrine, in each case subject to said courts having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to this provision.

Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to this provision.

Indemnification and Insurance

The Amended and Restated Bylaws provide broad indemnification for directors, officers, agents, and employees (“Indemnitees”) against expenses, liabilities, and losses reasonably incurred in connection with a “Proceeding,” provided the Indemnitee acted in good faith and in a manner reasonably believed to be in the Company’s best interests (and, for criminal matters, had no reasonable cause to believe the conduct was unlawful). Indemnification is unavailable where a final adjudication establishes intentional misconduct, fraud, or a knowing violation of law material to the claim, and directors/officers may not be indemnified for conduct in their capacity as a stockholder. The Amended and Restated Bylaws set out detailed procedures for claiming indemnification, including determination by Independent Counsel, Disinterested Directors, or stockholders, and a right to sue the Company if a claim is not paid within 30 days. Expenses may be advanced before final disposition of a proceeding upon an undertaking to repay if indemnification is later found unwarranted. The Company may also purchase insurance covering directors, officers, and employees. Amendments to the indemnification article that are adverse to a director or officer apply only prospectively and require either unanimous director approval or stockholder approval.

Other General Provisions

The Amended and Restated Bylaws include a deemed-notice-and-consent provision binding all stockholders to the Amended and Restated Bylaws and Articles of Incorporation, a severability clause, and a provision addressing the effect of future changes in Nevada law on directors’ and officers’ liability and indemnification rights, generally preserving existing protections while allowing the Company to extend broader protections if permitted by law.

Amendment

Except as otherwise provided by Nevada law or the Articles of Incorporation, the Amended and Restated Bylaws may be amended or repealed by an affirmative vote of a majority of all directors at a regular or special Board meeting.

Vote Required

Approval of the Amended and Restated Bylaws requires a majority of the votes cast affirmatively by the holders of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED BYLAWS.

PROPOSAL 4

APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING

Background of and Rationale for the Adjournment Proposal

Our stockholders are being asked to consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 3.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 3.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of shares present in person or represented by proxy at the Annual Meeting will vote against Proposal 3, we could adjourn or postpone the Annual Meeting without a vote on Proposal 3 and use the additional time to solicit the holders of those shares to change their vote in favor of Proposal 3.

Vote Required

Approval of the adjournment of the Annual Meeting requires a majority of the votes cast affirmatively by the holders of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have not yet adopted written policies and procedures for the review of any transaction, arrangement or relationship between us and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person,” in which such related person has a direct or indirect material interest. However, Mr. Soni reports related party transactions to our legal counsel. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to or better than terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Except as set forth below, there have been no related party transactions since our inception and there are no currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive and Director Compensation”).

We intend to adopt a policy that calls for any proposed related party transaction to be reviewed and, if deemed appropriate, approved by a governance committee comprised of independent directors once we are in a position to expand our board of directors.

Our Chairman, President, and Chief Executive Officer is Mr. Soni.

Our principal office and mailing address is 1980 Festival Plaza Drive Suite 300, Las Vegas, Nevada 89135.

Director Independence

As stated above, our Board currently consists of three directors, two of which are considered independent (David Hackett and Jaime Leverton). While the Company has established an Audit Committee, consisting of Mr. Hackett and Ms. Leverton, we have not established a Compensation Committee or a Nominating and Governance Committee. While we are not currently listed on a national securities exchange, (i) the full Board serves the normal functions of a Compensation Committee and Nominating and Governance Committee, and (ii) we apply the definition of independence and “Independent Director” as set forth in the Nasdaq Listing Rules.

ANNUAL REPORT/FORM 10-K

Our 2025 Annual Report is being mailed to stockholders concurrently with this Proxy Statement. Copies of the 2025 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Vertical Data Inc., 1980 Festival Plaza Drive Suite 300, Las Vegas, Nevada 89135, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at https://verticaldata.io/investor-relations/.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Vertical Data stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our proxy materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement and other annual meeting materials to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-866-540-7095. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than April 1, 2027, which is not less than 120 calendar days before the date that this proxy statement is released to the Company’s stockholders in connection with the 2026 Annual Meeting. Such proposals must meet the requirements of the SEC to be eligible for inclusion in our 2027 proxy materials.

If you wish to nominate a director at the 2027 Annual Meeting, or to bring any other proposal before the 2027 Annual Meeting, that is not to be included in next year’s proxy materials pursuant to Rule 14a-8, you must do so in accordance with the Company’s Bylaws. If the Amended and Restated Bylaws Proposal is approved by the Company’s stockholders, this requires notice of not less than ninety (90) days (which would be May 29, 2027) nor more than one hundred twenty (120) days (which would be April 29, 2027) prior to the anniversary date of the preceding year’s annual meeting to be timely, provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. The stockholder’s notice must set forth the information required by our Bylaws, or Amended and Restated Bylaws, as the case may be, with respect to each stockholder making the proposal and each proposal and director nomination that such stockholder intends to present at the 2027 Annual Meeting. All stockholder director nominations must be given in writing to the Corporate Secretary, Vertical Data Inc., 1980 Festival Plaza Drive Suite 300, Las Vegas, Nevada 89135. All other stockholder proposals must also be given in writing to the Corporate Secretary, Vertical Data Inc., 1980 Festival Plaza Drive Suite 300, Las Vegas, Nevada 89135.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 28, 2027. If such meeting date is more than 30 days before or after August 27, 2027, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

AVAILABLE INFORMATION ON CORPORATE GOVERNANCE AND SEC FILINGS

Through our website (https://verticaldata.io/investor-relations/) and the SEC’s website (https://www.sec.gov/search-filings), copies of our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, all amendments to those reports, and other filings with the SEC, are made available, free of charge, as soon as reasonably practicable (or immediately in the case of the SEC’s website) after they are electronically filed with, or furnished to, the SEC. We also make the following documents available on our website: the Audit Committee Charter and the Code of Ethics & Conduct. As soon as we establish a separate Compensation and Nominating and Governance Committee, we will make copies of those charters available, free of charge, on our website. You may also obtain a copy of any of the foregoing documents, free of charge, if you submit a written request to the Corporate Secretary, Vertical Data Inc., 1980 Festival Plaza Drive Suite 300, Las Vegas, Nevada 89135.

OTHER MATTERS

The Board of Directors knows of no other business to be presented at the Annual Meeting. If, however, other matters properly do come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons holding such proxies.

YOU ARE URGED TO CAST YOUR VOTE AS INDICATED IN THE PROXY MATERIALS. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

By order of the Board of Directors,

/s/ Deven Soni

Deven Soni

Chairman, President and Chief Executive Officer

Las Vegas, Nevada

August [●], 2026

EXHIBIT A

AMENDED AND RESTATED BYLAWS

OF

VERTICAL DATA INC.

(a Nevada Corporation)

ARTICLE I

OFFICES

Section 1. Principal Executive Office. The principal executive office of Vertical Data Inc. (the “Corporation”) shall be at such place established by resolution of the board of directors of the Corporation (the “Board” or the “Board of Directors”) in its discretion. The Board shall have full power and authority to change the location of the principal executive office.

Section 2. Registered Office. The registered office of the Corporation in the State of Nevada shall be that set forth in the Articles of Incorporation, or such other location as may be designated from time to time by the Board in accordance with the Nevada Revised Statutes (as amended from time to time, “NRS”). The Corporation shall at all times maintain a registered agent for service of process in the State of Nevada as required by the NRS, and the Board may change the Corporation’s registered office or registered agent as permitted by applicable law.

Section 3. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board may from time to time determine or the business of the Corporation may require.

ARTICLE II

STOCKHOLDERS

Section 1. Place of Meeting. Meetings of stockholders may be held at such place, either within or without the State of Nevada, as may be designated by the Board. If no designation is made, the place of the meeting shall be the principal office of the Corporation.

Section 2. Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and date as shall be designated from time to time by the Board, the Chief Executive Officer of the Corporation (the “Chief Executive Officer”) or the chair of the Board of Directors (the “Chair”) and stated in the Corporation’s notice of the meeting. Except as otherwise restricted by the Corporation’s Articles of Incorporation (as may be amended, restated, modified, or supplemented from time to time, the “Articles of Incorporation”) or applicable law, the Board, the Chief Executive Officer, or the Chair may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders, before or after the notice for such meeting has been sent to the stockholders.

Section 3. Special Meetings. Special meetings of the stockholders may be called by the Chair of the Board or a majority of the Board.

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Section 4. Notice. Whenever stockholders are required or permitted to take any action at a meeting, whether annual or special, a written notice of the meeting shall be given by the Corporation to each stockholder of record entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of such meeting. Such notice shall state the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and, in the case of a special meeting, the purpose or purposes for which the meeting was called. Unless otherwise required by law, the Articles of Incorporation or these Amended and Restated Bylaws (as may be further amended, restated, modified, or supplemented from time to time, these “Bylaws”), notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to notice of and to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice will be effective if given by a form of electronic transmission consented to (in a manner consistent with the NRS, as defined below) by the stockholder to whom the notice is given. If notice is given by mail, such notice will be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If notice is given by electronic transmission, such notice will be deemed given at the time specified in NRS 78.370.

Section 5. Adjourned Meetings. Any meeting of the stockholders, annual or special, whether or not a quorum is present, may be adjourned from time to time for any reason by either the chair of the meeting or by a resolution adopted by the majority of the Board or in accordance with Section 6 below. When a meeting is adjourned to another time or place, except as required by law, notice of the adjourned meeting need not be given if the time, place, if any, thereof and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which the adjournment is taken, if the adjournment is for not more than sixty (60) days later than the date set for the original meeting, and if no new record date is fixed for the adjourned meeting. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting.

Section 6. Quorum. Unless otherwise required by applicable law or the Articles of Incorporation, the holders of one-third of the outstanding shares of each class of stock of the Corporation entitled to vote at the meeting, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, then either the chair of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 5 hereof, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the withdrawal of enough stockholders to leave less than a quorum.

Section 7. Voting. Unless otherwise provided in the Articles of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one (1) vote for each share of stock held by such stockholder which has voting power upon the matter in question. If the Articles of Incorporation provides for more or less than one vote for any share on any matter, every reference in these Bylaws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock.

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Section 8. Participation at Stockholder Meetings by Remote Communications. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with NRS 78.320(4) and any applicable part of NRS Chapter 78 or any successor provision. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, (i) participate in a meeting of stockholders and (ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by remote communication, provided that (a) the Corporation may implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the Corporation may implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 9. Proxies. Each stockholder entitled to vote at a meeting of stockholders has the right to do so either in person or by one (1) or more agents authorized by a proxy, which may be in the form of a telegram, cablegram or other means of electronic transmission, filed with the Secretary of the Corporation, but no such proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period, which may not exceed seven (7) years. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering an instrument in writing stating that the proxy is revoked or by filing another proxy bearing a later date with the Secretary of the Corporation.

Section 10. Procedure for Election of Directors; Required Vote. Election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot, and, subject to the rights of the holders of any shares of preferred stock issued by the Corporation to elect directors under specified circumstances, a plurality of the votes cast thereat shall elect directors. Except as otherwise provided by law, the Articles of Incorporation, or these Bylaws, in all matters other than the election of directors, the affirmative vote of the holders of a majority of the shares of all classes of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, provided that (except as otherwise required by law or by the certificate of incorporation) the Board of Directors may require a larger vote upon any such matter. Where a separate vote by class is required, the affirmative vote of the holders of a majority of the shares of each class present in person or represented by proxy at the meeting shall be the act of such class, except as otherwise provided by law or by the Articles of Incorporation or these Bylaws.

Section 11. Inspectors of Elections; Opening and Closing the Polls. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents, or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of the inspector’s ability. The inspectors shall have the duties prescribed by law.

Section 12. No Action Without Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called and noticed in the manner required by these Bylaws. The stockholders may not in any circumstance take action by written consent.

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Section 13. Conduct of Meeting. Meetings of stockholders shall be presided over by the Chair, or, in the absence of the Chair, by the Chief Executive Officer, or if there be no Chief Executive Officer or in the absence of the Chief Executive Officer, by the president, or, in the absence of the president, by a chair designated by the Board of Directors. The individual acting as chair of the meeting may delegate any or all of his or her authority and responsibilities as such to any director or officer of the Corporation present in person at the meeting. The secretary, or in the absence of the secretary an assistant secretary, shall act as secretary of the meeting, but in the absence of the secretary and any assistant secretary the chair of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chair of the meeting. The chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, (i) the establishment of procedures for the maintenance of order and safety, (ii) limitation on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chair of the meeting shall permit, (iii) limitation on the time allotted for consideration of each agenda item and for questions or comments by meeting participants, (iv) restrictions on entry to such meeting after the time prescribed for the commencement thereof and (v) the opening and closing of the voting polls.

Section 14. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. The nomination for election to the Board at a meeting of stockholders may be made (i) pursuant to the notice of meeting (or supplement thereto) given by or at the direction of the Board, (ii) otherwise by or at the direction of the Board if properly brought before the meeting of stockholders, or (iii) by any stockholder of record of the Corporation who (a) was a stockholder of record at the time of giving of notice contemplated in this Section 14, (b) is entitled to vote for the election of directors at such meeting and (c) has complied with the notice procedures set forth in this Section 14. Clause (iii) of the preceding sentence shall be the exclusive means for a stockholder to make nominations for election of directors before a meeting of stockholders, and, unless the Board has determined that directors will be elected at a special meeting of the stockholders, no stockholder may nominate directors for election at any special meeting of the stockholders. Nominations, other than those made by or on behalf of the Board, shall be made by notice in writing, which shall include the information contemplated by this Section 14, delivered or mailed by first class United States mail, postage prepaid, to the Secretary, and (A) with respect to an annual meeting held pursuant to Section 2 hereof, received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is not held within thirty (30) days before or after such anniversary date, then such nomination shall have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or public disclosure (as defined below) of the date of such meeting was made, whichever occurs first, and (B) with respect to a special meeting of the stockholders held pursuant to Section 3 hereof, at which the Board has determined that directors will be elected, received by the close of business on the 10th day following the day on which public disclosure of the date of such meeting was made. Except as otherwise required by the NRS or Section 5 hereof, in no event shall any adjournment or postponement of an annual or special meeting of the stockholders or the announcement thereof commence a new time period for the delivery of such notice by a stockholder. For the avoidance of doubt, a stockholder shall not be entitled to make additional or substitute nominations following the expiration of the time periods set forth in these Bylaws.

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A stockholder’s notice to the Secretary required under this Section 14 shall set forth (i) as to each proposed nominee (a) the name, age, business address and, if known, residence address of each such nominee, (b) the principal occupation or employment of each such nominee, (c) the number of shares of stock of the Corporation which are beneficially owned by each such nominee, (d) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to be named as a nominee and to serve as a director if elected, and (e) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between the stockholder and its respective affiliates or associates, or others with whom they are acting in concert, on the one hand, and the proposed nominee, and his or her respective affiliates or associates, on the other hand; and (ii) as to the stockholder giving the notice (a) the name and address of such stockholder, (b) the class or classes and number of shares of the Corporation of each class which are, directly or indirectly, owned beneficially or of record by such stockholder or any Stockholder Associated Person (as defined below), (c) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class (or, if applicable, series) of shares of stock of the Corporation or with a value derived in whole or in part from the value of any class (or, if applicable, series) of shares of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of stock of the Corporation or otherwise (each, a “Derivative Instrument”) directly or indirectly owned beneficially or of record by such stockholder or any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Corporation by the stockholder or any Stockholder Associated Person, (d) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any securities of the Corporation, (e) any proportionate interest in shares of stock of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or beneficially owns an interest in a general partner, (f) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the shares of stock of the Corporation or Derivative Instruments, (g) any direct or indirect material legal, economic or financial interest of the stockholder or any Stockholder Associated Person in the outcome of any vote to be taken at any annual or special meeting of stockholders of the Corporation or any other entity with respect to any matter that is substantially related, directly or indirectly, to any nomination proposed by any stockholder under this Section 14, (h) a representation by the stockholder that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting, will continue to be a stockholder of record of the Corporation entitled to vote at such meeting through the date of such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (i) a representation that the nominee is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (A) that has not been disclosed to the Corporation or (B) that could limit or interfere with such person’s ability to comply, if elected a director of the Corporation, with such person’s fiduciary duties under applicable law, whether the stockholder intends to deliver a proxy statement and form of proxy to holders of the Corporation’s voting shares representing at least sixty-seven percent (67%) of the voting power of the stock entitled to vote generally in the election of directors, and (j) whether the stockholder intends to solicit proxies or votes in support of director nominees or nomination in accordance with Rule 14a-19 promulgated under the Exchange Act. If the stockholder holds its shares by or through a nominee, the information contemplated by this Section 14 shall be provided about each person who has sole or shared power to direct the voting or disposition of the shares of stock of the Corporation and each person who has a pecuniary interest in such shares of stock in lieu of the stockholder. In addition, any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Corporation, within ten (10) days of receipt of the form of questionnaire from the Corporation, and the Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

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A stockholder shall further update and supplement its notice of any nomination to be brought before a meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 14 shall be true and correct (i) as of the record date for the meeting and (ii) as of the date that is ten (10) business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof. Such update and supplement shall be delivered to the Secretary not later than three (3) business days after the later of the record date or the date notice of the record date is first publicly announced (in the case of the update and supplement required to be made as of the record date for the meeting) and not later than seven (7) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the meeting), or any adjournment, recess, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof).

Subject to the Articles of Incorporation and applicable law, only persons nominated in accordance with procedures stated in this Section 14 shall be eligible for election as and to serve as a member of the Board of Directors.

The chair of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder (including, where applicable, Rule 14a-19 of the Exchange Act).

For purposes of these Bylaws, (i) “public disclosure” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act, and (ii) a “Stockholder Associated Person” of any stockholder means (a) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of the stockholder and (b) any person acting in concert with such stockholder or any affiliate or associate of such stockholder with respect to the capital stock or any other security or Derivative Instrument of the Corporation.

Section 15. Advance Notice of Business at Meetings. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must appear at the meeting to present a nomination or business; if the stockholder does not appear, such nomination shall be disregarded and/or such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. Additionally, if such business relates to the election of directors of the Corporation, the procedures in Section 14 must be complied with. If such business relates to any other matter, the business must be a proper matter for stockholder action under the NRS and the stockholder must have given timely notice thereof in writing to the Secretary with the information contemplated by this Section 15. The preceding sentence shall be the exclusive means for a stockholder to propose business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting) before an annual meeting of stockholders. To be timely, (a) with respect to an annual meeting held pursuant to Section 2 hereof, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is not held within thirty (30) days before or after such anniversary date, then for the notice by the stockholder to be timely it must be so received not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first, and (b) with respect to a special meeting of the stockholders held pursuant to Section 3 hereof, to the extent that business may be properly brought before such meeting by a stockholder, a stockholder’s notice must be received by the close of business on the 10th day following the day on which public disclosure of the date of such meeting was made. In no event shall any adjournment or postponement of a meeting of the stockholders or the announcement thereof commence a new time period for the delivery of such notice by a stockholder.

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A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before a meeting (i) a brief description of the proposal desired to be brought before the meeting and the reasons for making such proposal at the meeting, (ii) the name and address of the stockholder making such proposal, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such proposal, (v) any Derivative Instrument directly or indirectly owned beneficially or of record by such stockholder or any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Corporation by the stockholder or any Stockholder Associated Person, (vi) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any securities of the Corporation, (vii) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or beneficially owns an interest in a general partner, (viii) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the shares of stock of the Corporation or Derivative Instruments, and (ix) whether the stockholder intends to deliver a proxy statement and form of proxy to holders of the Corporation’s voting shares representing at least sixty-seven percent (67%) of the voting power of the stock entitled to vote generally in the election of directors in the case of a nomination or holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal in the case of other business. If the stockholder holds its shares by or through a nominee, the information contemplated by this Section 15 shall be provided about each person who has sole or shared power to direct the voting or disposition of the shares of capital stock of the Corporation and each person who has a pecuniary interest in such shares in lieu of the stockholder.

Notwithstanding anything in these Bylaws to the contrary, subject to the Articles of Incorporation and applicable law, no business shall be conducted at any meeting except in accordance with the procedures set forth in this Section 15, except that nothing in this Section 15 shall effect any rights, if any, of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to applicable provisions of federal law, including the Exchange Act. The chair of the meeting shall, if the facts warrant, determine and declare to the meeting that a proposal was not properly brought before the meeting in accordance with the provisions of this Section 15, and if he or she should so determine, the chair shall so declare to the meeting and any such proposal not properly brought before the meeting shall not be transacted, discussed or voted on. Notwithstanding the foregoing provisions of this Section 15, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

Section 16. Rule 14a-19(b). Without limiting the other provisions and requirements of this Article II, unless otherwise required by law, if any stockholder (a) provides notice pursuant to Rule 14a-19(b) under the Exchange Act and (b) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act, then the Corporation shall disregard any proxies or votes solicited for such stockholder’s nominees. Upon request by the Corporation, if any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act.

Section 17. List of Stockholders Entitled to Vote. The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of, and the number of shares registered in the name of, each such stockholder. Such list shall be open to examination by any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting, during ordinary business hours, and during the whole time of the meeting, in each case in the manner and to the extent required by the NRS.

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ARTICLE III

DIRECTORS

Section 1. Number and Tenure. The business and affairs of the Corporation shall be managed by the Board of Directors, the number thereof to be determined from time to time by resolution of the Board but at all times shall consist of at least one (1) individual. Each director shall serve for a term of one year from the date of their election and until their successor is elected and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. Directors need not be stockholders. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 1 shall restrict the right of the Board of Directors to fill vacancies or the right of the stockholders to remove directors, each as provided in these Bylaws.

Section 2. Resignation or Removal. Any director may at any time resign by delivering to the Board their resignation in writing. Any director or the entire Board may at any time be removed effective immediately, with or without cause, by the vote, either in person or represented by proxy, of not less than two-thirds (2/3) of the voting power of the shares of stock issued and outstanding of the class or classes that elected such director and entitled to vote at a special meeting held for such purpose or by the written consent in lieu thereof.

Section 3. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of a majority of the remaining directors elected by the stockholders who vote on such directorship, though less than a quorum. The directors so chosen shall hold office until the next annual election and until their respective successors are duly elected, or until their earlier resignation or removal.

Section 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such dates, times, and places as may be designated by the Chair of the Board, and shall be held at least once each year.

Section 5. Special Meetings. Special meetings of the Board for any purpose or purposes may be called at any time by the Chair of the Board, the President or current directors representing at least a majority of the members of the Board of Directors.

Section 6. Notice. Notice of any regular meeting or a special meeting shall be given to each director, either orally, by facsimile or other means of electronic communication or by hand delivery, addressed to each director at their address as it appears on the records of the Corporation. If notice be by facsimile or other means of electronic communication, such notice shall be deemed to be adequately delivered when the notice is transmitted at least twenty-four (24) hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least twenty-four (24) hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Article VIII of these Bylaws. If the address of any director is incomplete or does not appear upon the records of the Corporation it will be sufficient to address any notice to such director at the registered office of the Corporation.

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Section 7. Quorum. At all meetings of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business and, unless otherwise provided in the Articles of Incorporation or these Bylaws, the affirmative vote of a majority of the directors present at any meeting at which there is a quorum shall be an act of the Board. If a quorum is not present at any meeting of the Board, the directors present may adjourn the meeting from time to time, without notice, until a quorum shall be present. A director present at a meeting shall be counted in determining the presence of a quorum, regardless of whether a contract or transaction between the Corporation and any other corporation, partnership, association, or other organization in which such director is a director or officer or has a financial interest, is authorized or considered at such meeting.

Section 8. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic communication and such written consent or consents and copies of such communication or communications are filed with the minutes of proceedings of the Board or committee.

Section 9. Action by Remote Communication. Members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of a conference telephone, electronic communications, videoconferencing or other remote communications equipment or available technology permitted under the NRS by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

Section 10. Committees. The Board may from time to time designate committees of the Board to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in their place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may by unanimous vote appoint another member of the Board to act at the meeting in the place of the absent or disqualified member.

Section 11. Compensation of Directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees may be allowed like compensation for attending committee meetings.

Section 12. Organization. Meetings of the Board of Directors shall be presided over by the Chair of the Board, or in the absence of the Chair of the Board by the vice chair, if any, or in his or her absence by a chair chosen at the meeting. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chair of the meeting may appoint any person to act as secretary of the meeting. The order of business at each such meeting shall be as determined by the chair of the meeting.

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ARTICLE IV

OFFICERS

Section 1. Number and Salaries. The officers of the Corporation shall be chosen by the Board and shall include a Chair of the Board, a President, a Chief Financial Officer, a Secretary and Treasurer or the equivalents of such officers. The Board, in its discretion, may also appoint such additional officers as the Board may deem necessary or desirable, including a Treasurer, one (1) or more Vice Presidents, one (1) or more Assistant Vice Presidents, one (1) or more Assistant Secretaries, and one (1) or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board may from time to time determine. Any individual may hold two or more offices.

Section 2. Election and Term of Office. The officers of the Corporation shall be elected by the Board at the first meeting of the Board following the stockholders’ annual meeting and shall serve for a term of one (1) year and until a successor is elected by the Board. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any officer appointed by the Board may be removed, with or without cause, at any time by the Board. Each officer shall hold their office until their successor is appointed or until their earlier resignation, removal from office, or death. All officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have such powers and duties as from time to time may be conferred by the Board or by any committee thereof. The Board or any committee thereof may from time to time elect such other officers and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by the Board or such committee, as the case may be.

Section 3. The Chair of the Board. Except as otherwise provided in the Articles of Incorporation, the Chair shall be elected by the Board from among its members and shall preside at all meetings of the stockholders and of the Board. The Chair shall perform such duties and possess such powers as are customarily vested in the office of the Chair of the Board or as may be vested in him or her by the Board. The Chair shall be empowered to sign all certificates, contracts and other instruments of the Corporation, and to do all acts that are authorized by the Board, and shall, in general, have such other duties and responsibilities as are assigned consistent with the authority of a Chair of the Board of a corporation. In addition, the Board may designate by resolution one or more Vice Chairmen of the Board with such duties as may from time to time be requested by the Board.

Section 4. The Chief Executive Officer. The Chief Executive Officer shall be responsible for the general management of the affairs of the Corporation and shall perform all duties incidental to his or her office. The Chief Executive Officer shall be empowered to sign all certificates, contracts and other instruments of the Corporation, and to do all acts that are authorized by the Board, and shall, in general, have such other duties and responsibilities as are assigned consistent with the authority of a chief executive officer of a corporation.

Section 5. The President. The Board shall elect a President to have such duties and responsibilities as from time to time may be assigned to him or her by the Board. The President shall be empowered to sign all certificates, contracts and other instruments of the Corporation, and to do all acts which are authorized by the Board, and shall, in general, have such other duties and responsibilities as are assigned consistent with the authority of a president of a corporation.

Section 6. Chief Financial Officer. The Chief Financial Officer shall act in an executive financial capacity. The Chief Financial Officer shall assist the Chief Executive Officer and the President in the general supervision of the Corporation’s financial policies and affairs. The Chief Financial Officer shall be empowered to sign all certificates, contracts and other instruments of the Corporation, and to do all acts which are authorized by the Board, and shall, in general, have such other duties and responsibilities as are assigned consistent with the authority of a chief financial officer of a corporation.

Section 7. Vice Presidents. The Board may from time to time name one or more Vice Presidents that may include the designation of Executive Vice Presidents and Senior Vice Presidents all of whom shall perform such duties as from time to time may be assigned to him or her by the Board.

Section 8. The Secretary. The Secretary shall keep the minutes of the proceedings of the stockholders and the Board; the Secretary shall give, or cause to be given, all notices in accordance with the provisions of these Bylaws or as required by law, shall be custodian of the corporate records and of the seal (if any) of the Corporation, and, in general, shall perform such other duties as may from time to time be assigned by the Board.

Section 9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities, shall keep, or cause to be kept, correct and complete books and records of account, including full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board, and in general shall perform all duties incident to the office of treasurer and such other duties as from time to time may be assigned to him or her by the Board. If a Treasurer of the Corporation has not been appointed, the Chief Financial Officer shall have all of the duties of the Treasurer unless otherwise delegated by the Board.

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ARTICLE V

CERTIFICATES OF STOCK

Section 1. Signature by Officers. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chair, Chief Executive Officer or President, if any (or any Vice President), and by the Chief Financial Officer, Treasurer or the Secretary of the Corporation, certifying the number of shares owned by the stockholder in the Corporation, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.

Section 2. Facsimile Signatures. The signature of the Chair, Chief Executive Officer, President, Vice President, Chief Financial Officer, Treasurer or Secretary may be a facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

Section 3. Lost Certificates. The Board may direct that new certificate(s) be issued by the Corporation to replace any certificate(s) alleged to have been lost or destroyed, upon its receipt of an affidavit of that fact by the person claiming the certificate(s) of stock to be lost or destroyed. When authorizing such issue of new certificate(s), the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate(s), or such owner’s legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate(s) alleged to have been lost or destroyed.

Section 4. Transfer of Stock. Upon surrender to the Corporation or its transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 5. Closing of Transfer Books or Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of any meeting of the stockholders or any adjournment thereof, the Board may fix a record date for the determination of the stockholders entitled to notice of any meeting or adjournment thereof. The record date so fixed shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

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A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting or to any postponement of the meeting to a date not more than sixty (60) days after the record date; provided, however, that the Board may fix a new record date for determination of stockholders entitled to notice of or to vote at the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than sixty (60) days later than the date set forth for the original meeting.

If stockholder action by written consent is permitted under the Articles of Incorporation and these Bylaws, the Board of Directors may adopt a resolution prescribing a date upon which the stockholders of record entitled to give written consent must be determined. The date set by the Board of Directors must not precede or be more than ten (10) days after the date the resolution setting such date is adopted by the Board of Directors. If the Board of Directors does not adopt a resolution setting a date upon which the stockholders of record entitled to give written consent must be determined, and:

(i) no prior action by the Board of Directors is required by the NRS, then the date shall be the first date on which a valid written consent is delivered to the Corporation in accordance with the NRS, the Articles of Incorporation and these Bylaws; or

(ii) prior action by the Board of Directors is required by the NRS, then the date shall be the close of business on the date that the Board of Directors adopts the resolution.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or to exercise rights in respect of any change, conversion or exchange of stock or in respect of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the date on which the Board adopts the resolution relating thereto.

Section 6. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive distributions and to vote as such owner. Except as otherwise provided by law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person whether or not it shall have express or other notice thereof.

ARTICLE VI

CONTRACTS, CHECKS, NOTES AND ACCOUNTS

Section 1. Contracts. When the execution of any contract or other instrument has been authorized by the Board without specification of the executing officers, the Chair, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer and the Secretary, may execute the same in the name of and on behalf of the Corporation and may affix the corporate seal thereto. Specification of the executing officers may be general or confined to specific instances as the Board may determine.

Section 2. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

Section 3. Accounts. Bank accounts of the Corporation shall be opened, and deposits made thereto, by such officers or other persons as the Board may from time to time designate.

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ARTICLE VII

FISCAL YEAR

The fiscal year of the Corporation shall be established by the Board.

ARTICLE VIII

WAIVER OF NOTICE

Whenever any notice is required to be given by law, the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person or persons entitled to such notice, or a waiver by electronic communications by such person or persons whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be conducted at, nor the purpose of such meeting, need be specified in such waiver. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE IX

SEAL

The Board of Directors may, by resolution, authorize a corporate seal which shall have inscribed thereon the name of the Corporation, the year of its organization, and the words “Corporate Seal, Nevada”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

ARTICLE X

AMENDMENT AND REPEAL

Except as expressly provided otherwise by the laws of the State of Nevada, the Articles of Incorporation, or other provisions of these Bylaws, these Bylaws may be altered, amended, or repealed and new Bylaws adopted at any regular or special meeting of the Board of Directors by an affirmative vote of a majority of all directors.

ARTICLE XI

MISCELLANEOUS

Section 1. Deemed Notice and Consent. To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (i) these Bylaws (including this Article XI), (ii) the Articles of Incorporation and (iii) any amendment to these Bylaws or the Articles of Incorporation enacted or adopted in accordance with these Bylaws, the Articles of Incorporation and applicable law.

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Section 2. Severability. If any provision or provisions of these Bylaws shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions of these Bylaws (including, without limitation, each portion of any paragraph of these Bylaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision or provisions to other persons, entities and circumstances shall not in any way be affected or impaired thereby.

Section 3. Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the courts of the State of Nevada shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any director, officer, employee or agent of the Corporation arising pursuant to any provision of the NRS, the Articles of Incorporation or these Bylaws, or (iv) any action asserting a claim against the Corporation or any director, officer, employee or agent of the Corporation governed by the internal affairs doctrine, in each case subject to said courts having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Section 3.

Section 4. Federal Forum for Securities Act Claims. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Section 4.

ARTICLE XII

INDEMNIFICATION AND INSURANCE

Section 1. Indemnification.

(A) Indemnification of Directors and Officers.

(i) Each Indemnitee shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

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(ii) Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or a director, officer, employee, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

(iii) The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

(B) To obtain indemnification under this Bylaw, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this paragraph (B), a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum, or (ii) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (iii) if there are no Disinterested Directors or the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (iv) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

(C) If a claim under paragraph (A) of this Bylaw is not paid in full by the Corporation within 30 days after a written claim pursuant to paragraph (B) of this Bylaw has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the laws of the State of Nevada for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Disinterested Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Nevada, nor an actual determination by the Corporation (including the Disinterested Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

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(D) If a determination shall have been made pursuant to paragraph (B) of this Bylaw that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to paragraph (C) of this Bylaw.

(E) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph (C) of this Bylaw that the procedures and presumptions of this Bylaw are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Bylaw.

(F) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Bylaw shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise. No repeal or modification of this Bylaw shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

(G) The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this Bylaw with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

(H) If any provision or provisions of this Bylaw shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Bylaw (including, without limitation, each portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Bylaw (including, without limitation, each such portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

(I) For purposes of this Bylaw:

(i) “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(ii) “Indemnitee” means each director, officer, agent or employee of the Corporation who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as defined below), by reason of the fact that he or she is or was a director, officer, agent or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, manager, agent or employee of, or in any other capacity for, another corporation, partnership, joint venture, limited liability company, trust, or other enterprise.

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(iii) “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, selected by the Disinterested Directors, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Bylaw.

(iv) “Proceeding” means any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(J) Any notice, request or other communication required or permitted to be given to the Corporation under this Bylaw shall be in writing and either delivered in person or sent by electronic mail, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

Section 2. Insurance. The Corporation may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer or employee, or arising out of his or her status as such, whether or not the Corporation has the authority to indemnify him or her against such liability and expenses.

Section 3. Amendment. The provisions of this Article XII relating to indemnification shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 3. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article XII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article X), no repeal or amendment of these Bylaws shall affect any or all of this Article XII so as to limit or reduce the indemnification in any manner unless adopted by (i) the unanimous vote of the directors of the Corporation then serving, or (ii) by the stockholders as set forth in Article X; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

ARTICLE XIII

CHANGES IN NEVADA LAW

References in these Bylaws to the laws of the State of Nevada or the NRS or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (i) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Article XII, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (ii) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

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Amended and Restated Bylaws Adopted and Effective: August 27, 2026

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Voting Instructions

You can vote by Internet or Telephone!

Instead of mailing your proxy, you may choose one of the three voting options outlined below.

<Shareholder Name>
<Shareholder Address1>
<Shareholder Address2>
<Shareholder Address3>

Control #: 0000 0000 0000

VOTE BY INTERNET – www.colonialstock.com/VDTA2026

- You can view the Vertical Data Inc. Annual Report and Proxy Statement and submit your vote online at the website listed above up until 11:59 P.M. (ET) on August 26, 2026. You will need the control number at the left in order to do so.
- Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

- You may vote by phone until 11:59 p.m. (ET) on August 26, 2026.
- Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

- If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot in the postage-paid envelope provided.
- Votes by mail must be received by August 10, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Deven Soni and Christopher Creatura, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.0001 par value per share ("Shares") of Vertical Data Inc. (the "Company"), which the undersigned would be ENTITLED TO VOTE AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY (THE "MEETING") TO BE HELD AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS, LOCATED AT 1980 FESTIVAL PLAZA DRIVE, SUITE 300, LAS VEGAS, NEVADA 89135 ON AUGUST 27, 2026, AT 10:00 A.M., LOCAL TIME, AND DIRECTS THAT THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS INDICATED BELOW:

	For All	Withhold All	For All Except	To withhold authority to vote for any any individual nominee(s), mark "For All Except" and write the number(s of the nominee(s) on the line below.
1. Election of Directors Nominees: 1) Deven Soni 2) David Hackett 3) Jaime Leverton	☐	☐	☐	________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposals 2, 3, and 4. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR proposals 1, 2, 3, and 4.

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date